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                                                                 EXHIBIT 10.2.12

                              TWELFTH AMENDMENT TO
                            NOTE AGREEMENT AND WAIVER


               THIS TWELFTH AMENDMENT TO NOTE AGREEMENT AND WAIVER ("TWELFTH AMENDMENT"), is made and entered into as of the 17th day of January, 2001, between ORBITAL SCIENCES CORPORATION, a Delaware corporation (the "COMPANY"), and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation (the "PURCHASER").


                                    RECITALS

               A. The Purchaser is the holder of $6,666,666 15% Senior Notes of the Company due June 14, 2001 (the "NOTES"). The Company and the Purchaser are parties to that certain Note Agreement, dated as of June 1, 1995, the First Amendment to Note Agreement dated as of June 30, 1995, the Second Amendment to Note Agreement dated as of March 15, 1996, the Third Amendment to Note Agreement dated as of July 31, 1996, the Fourth Amendment to Note Agreement dated as of March 31, 1997, the Fifth Amendment to Note Agreement dated as of December 23, 1997, the Sixth Amendment to Note Agreement dated as of August 14, 1998, the Seventh Amendment to Note Agreement dated as of May 27, 1999, the Eighth Amendment to Note Agreement dated as of December 20, 1999, the Ninth Amendment to Note Agreement dated as of January 31, 2000, the Tenth Amendment to Note Agreement and Extension of Waiver, dated as of February 22, 2000 and the Eleventh Amendment to Note Agreement and Waiver, dated as of April 12, 2000 (as amended, supplemented or otherwise modified, the "NOTE AGREEMENT") whereby the Purchaser purchased the Notes from the Company.

               B. The Company and the Purchaser entered into that certain Eleventh Amendment to Note Agreement and Waiver, dated as of April 12, 2000 (the "ELEVENTH AMENDMENT"), whereby the Purchaser waived certain Defaults or Events of Default arising or existing under Sections 5.6, 5.7, 5.8, 5.9 and 5.10 of the Note Agreement until 11:59 p.m. C.S.T. on December 31, 2000. Pursuant to that certain Letter Agreement, dated as of December 31, 2000, between the Company and the Purchaser, the date and time of termination of the Default Waiver Term (as defined in Section 1 of the Eleventh Amendment) was extended to 11:59 p.m. C.S.T. on January 17, 2000. The Company and the Purchaser now desire to further extend the waivers of the above-referenced Defaults or Events of Default on the terms set forth in this Twelfth Amendment.

               C. In addition, the Company and the Purchaser desire to amend certain provisions of the Note Agreement as of January 17, 2001 (the "EFFECTIVE DATE") in the respects, but only in the respects, set forth in this Twelfth Amendment.

               D. Capitalized terms used in this Twelfth Amendment have the respective meanings ascribed thereto in the Note Agreement unless defined in this Twelfth Amendment or the context otherwise requires.

               NOW, THEREFORE, upon full and complete satisfaction of the conditions precedent to the effectiveness of this Twelfth Amendment set forth in
Section 4 below, the Company and the Purchaser agree as follows:

               SECTION 1.    WAIVER

               Notwithstanding anything to the contrary set forth in the Note Agreement, the Notes or any agreement or instrument relating to any of the foregoing, the Purchaser waives any Default or Event of Default existing or arising under (a) Section 5.6 of the Note Agreement, (b) Section 5.7 of the Note

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January 17, 2000
Orbital Sciences Corporation
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Agreement, (c) Section 5.8 of the Note Agreement, (d) Section 5.9 of the Note
Agreement, or (e) Section 5.10 of the Note Agreement (collectively, the "DEFAULT WAIVERS"); provided that the effectiveness of the Default Waivers shall expire at 11:59 p.m. C.D.T. on June 14, 2001 (the "DEFAULT WAIVER TERM").

               SECTION 2.    AMENDMENTS

               From and after the Effective Date the Note Agreement shall be and hereby is amended as follows:

               2.1. Section 5.13(b) of the Note Agreement is hereby amended as follows:

                     (a) Subsection (i) of Clause (2) is amended by deleting such Subsection (i) and replacing it in its entirety with the following:

                     "(i)   the Company shall have complied with its obligations
               pursuant to Section 5.13(d). "

                     (b) Subsection (iii) of Clause (2) is amended by substituting a period for the semi-colon appearing at the end thereof, and deleting the remainder of Clause (2) following such period.

                     2.2. Section 5.13(c) of the Note Agreement is hereby amended as follows:

                     (a) Subsection (i) of Clause (5) is amended by deleting such Subsection (i) and replacing it in its entirety with the following:

                     "(i)   the Company shall have complied with its
               obligations pursuant to Section 5.13(d). "

                     (b) Subsection (iv) of Clause (5) is amended by substituting a period for the semi-colon appearing at the end thereof, and deleting the remainder of Clause (5) following such period.


                     2.3. Section 5.13 of the Note Agreement is hereby amended by adding the following new clause (d) immediately following clause (c) of such Section:

                     "(d)   In connection with any transaction which results in
        the Company becoming obligated to make a mandatory payment to the Banks under the Bank Debt in respect of a commitment reduction thereunder, the Company agrees, at the same time such payment is made to the Banks, to make a corresponding pro-rata payment to the Purchaser, such payment to be applied to reduce the aggregate principal amount outstanding under the Notes."

               2.4. Section 8.1 of the Note Agreement is amended by adding the following definitions in their proper alphabetical order:

                     ""Bank Debt" shall mean Indebtedness of the Company outstanding to the banks party to the Bank Credit Agreement.



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January 17, 2000
Orbital Sciences Corporation
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               SECTION 3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               To induce the Purchaser to execute and deliver this Twelfth Amendment, the Company represents and warrants to the Purchaser (which representations will survive the execution and delivery of this Twelfth Amendment) that:

                      (a) this Twelfth Amendment has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to fraudulent conveyance or limiting creditors' rights generally;

                      (b) the Note Agreement, as modified by this Twelfth Amendment, constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                      (c) the execution, delivery and performance by the Company of this Twelfth Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any material provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a material breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause
        (iii)(A)(3) of this Section 3(c); and

                     (d) as of the date hereof and after giving effect to this Twelfth Amendment, no Default or Event of Default has occurred which is continuing.

               SECTION 4.    CONDITIONS AND AGREEMENTS

               Upon fulfillment or receipt of all of the following, as the case may be, this Twelfth Amendment will on the Effective Date become effective:

                     (a) executed counterparts of this Twelfth Amendment, duly executed by the Company and the Purchaser, have been delivered to the Purchaser;

                     (b) the representations and warranties of the Company set forth in Section 3 of this Twelfth Amendment will be true and correct on and with respect to the date hereof; and

                     (c) the Company has obtained any consents or approvals required to be obtained from any holder or holders of any outstanding security of the Company
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January 17, 2000
Orbital Sciences Corporation
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        and any amendments of agreements pursuant to which any security may have been issued which will be necessary to permit the consummation of the transactions contemplated by this Twelfth Amendment.

               SECTION 5.    MISCELLANEOUS

               5.1 This Twelfth Amendment will be construed in connection with the Note Agreement, and except as modified by this Twelfth Amendment, all terms, conditions and covenants contained in the Note Agreement and the Note are hereby ratified and will be and remain in full force and effect.

               5.2. The descriptive headings of the various sections or parts of this Twelfth Amendment are for convenience only and will not affect the meaning or construction of any of the provisions hereof.

               5.3. This Twelfth Amendment will be governed by and construed in accordance with the internal laws of the State of Illinois.

               5.4. This Twelfth Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

               IN WITNESS WHEREOF, the Company and the Purchaser have caused this Twelfth Amendment to be executed and delivered by their respective duly authorized representatives.


                                            ORBITAL SCIENCES CORPORATION


                                            By:
                                                -----------------------------
                                            Title:


                                            THE NORTHWESTERN MUTUAL LIFE
                                                          INSURANCE COMPANY



                                            By:
                                                -----------------------------
                                                Its Authorized Representative






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